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Prospectus Supplement - Oct. 15, 1999*

AXP Mutual  (Nov. 27, 1998) S-6326 N (11/98)
(Formerly known as IDS Mutual)



The following is added to the end of the first paragraph of the "Investment policies and risks" section:


The Fund will utilize derivative instruments and when-issued securities to produce incremental earnings, to hedge existing positions and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment.























S-6326- 11 A (10/99)
*Valid until next prospectus update

Destroy  Nov. 29, 1999